VICTORY OILFIELD TECH

ADVANCED OILFIELD METALS • BETTER OUTCOMES

Company Presentation

June 22, 2018

Safe Harbor Statement

This presentation includes "forward-looking statements." Our actual results may differ materially from our expectations, estimates and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events.

Words such as "expect," "estimate," "project," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," or their negatives, and other similar expressions or statements are intended to identify such forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements include, without limitation, our expectations with respect to raising additional capital, our anticipated competitive position in the oilfield services industry, our ability to successfully utilize our licensed technology, our future performance and anticipated growth.

Forward-looking statements contained in this presentation involve significant risks and uncertainties that could cause actual results or events to differ materially from our expectations. Most of these factors are outside our control and difficult to predict.

We caution you not to place undue reliance upon any forward-looking statements, which speak only as of the date made. We do not undertake or accept any obligation or undertaking to release publicly or otherwise any updates or revisions to any forward-looking statements to reflect any change in our expectations or change in events, conditions or circumstances on which any such statement is based.

Risk of Investing in Private Placements

Investing in private placements involves a high degree of risk. Securities sold through private placements are typically not publicly traded and, therefore, are less liquid. Additionally, investors may receive restricted stock that may be subject to holding period requirements. Investing in private placements requires a tolerance for high risk, low liquidity, and a long-term commitment. Investors must be able to afford to lose their entire investment. Such investment products are not FDIC insured, may lose value, and have no bank guarantee.

Why Victory Oilfield Tech?

Victory provides a fully-integrated suite of innovative and open-market products, services and proprietary intellectual technology solutions that meet the demanding needs of oil and gas customers

- **Innovative and exclusive Liquidmetal® Coatings IP**
  - Proprietary metal alloy coating and hardbanding technology helps solve wear, corrosion and friction issues across a variety of metal based oilfield products, while improving drilling and completion economics
- **Strategic acquisition in Oklahoma SCOOP/STACK**
  - Provides multi-product revenue and distribution channel for IP-based offerings and other commercially available products and services for the E&P sector
  - Currently under LOI with established, profitable and growing oilfield services company
- **Proven management team with strong track record of success**
  - Built and scaled infrastructure at both small and large organizations
  - Proven delivery of disciplined product development and operations systems, as well as requisite sales and marketing channels for immediate and sustainable growth

Strategic Relationship with Liquidmetal® Coatings

About Liquidmetal® Coatings ("LMC")

- Holds strong patent portfolio across a variety of very large industries that have been tested, initially commercialized and are ready for market distribution



PULP AND PAPER



PETRO-CHEMICAL AND REFINING



POWER GENERATION

- Private U.S. based company with more than 20 years of leading-edge materials innovation
- Utilizing its fundamental amorphous alloy technology, LMC has been able to extend the life of products many times longer than previously experienced

Victory Oilfield Tech



OIL AND GAS

- Global, exclusive, perpetual, royalty-free, fully-paid LMC intellectual property sub-license for all oil gas sector technology
- Exclusive sub-license provides strong foundation to partner with LMC and provides velocity for Victory to quickly penetrate the oil and gas market opportunity
- Victory will utilize its extensive energy sector knowledge, experience and industry relationships to more rapidly scale deployment
- Will also utilize initial service company acquisition to drive technology adoption, market penetration and awareness

The Next Innovation in Drilling Technology



OIL & GAS

America's resurgence in O&G production is driven by innovative technologies and products. Our amorphous alloy technology improves well performance and extends the lifespan of the industry's most sophisticated and expensive equipment, while protecting the integrity of the base metal.

***Improved drilling efficiency and lateral lengths* - drillers testing our products estimate a *17% reduction in drill-string torque and a 25% reductions in friction*.**

Wear Resistance



Hardness (Vickers)
1,600
1,400
1,200
1,000
800
600
400
200
0
Aluminum
Titanium
Steel
Liquidmetal®

With hardness that can range from 900 to 1500 Vickers, Liquidmetal®coatings is 3 to 5 times harder than normal metals, like titanium and steel

Low Coefficient of Friction



Friction Coefficient
0.25
0.2
0.15
0.1
0.05
0
Mo
LMC
LMC
1
401
801
1201
1601
Time (s)

Liquidmetal®coatings outperforms Molybdenum, delivering a friction coefficient of 0.05 to 0.12, similar to the smoothness of Teflon®

Corrosion Resistance



Liquidmetal® Tungsten Carbide Chrome Carbide

In standard 7 day salt water spray tests, iron-based Liquidmetal®coatings experienced no rusting while 4130 stainless steel and chrome-plated rods show significant rust

Market Fundamentals Support Ongoing Demand


Shale Production Growth Driven by Improving Oil and Gas Market Fundamentals and Technology
Increasing Unconventional Horizontal Drilling
Higher Rig count and Higher Footage Drilled per Rig
More Wells Drilled per Single Rig
Longer Laterals are Increasing Downhole Issues that Our Products Help Mitigate
Technology and Product Innovation Drives Increasing Oilfield Tech Consumption

Abundant New Product and Services Opportunity



Pumping unit
Cement bin
Slurry makeup tank
Cementing head
Rotating joint (used only for cementing while rotating)
Casing centering at shoe depth
Centralizers above and below caving formations
Hydrobonder for severely caving formations
Closing plug
Staged cementing system
Sliding sleeves
Opening plug
External casing packer to isolate two zones to be cemented
Centralizers in hole deviation
Reciprocating scratcher
Vertical scratcher for cementing while rotating
Landing collar for top plug
Differential fill-up shoe

Drillers desiring longer laterals benefit from a reduction in friction and drill string torque when using our products

- **Enhanced well economics both onshore and offshore extend our value proposition**
- **Deep water drillers will also benefit from a reduction in corrosion when using our products**



Tool joint and mid-pipe friction, drag, wear and damage
Tool joint
Mid-pipe

Source: http://geologie.vsb.cz/DRILLING/drilling/theory.html

Opportunity One – Drill Pipe Products

Initial focus is on just one portion of the hundreds of drill-string components required to successfully complete an oil and gas well – The Pipe

<u>Why amorphous metal products?</u>

- **Focus** - reduce the pipe related drag in wellbore curves and extend the lateral drilling reach of the rig - Hard-band and Mid-pipe coating
- **Benefit** - extended reach can increase profitability and improve wellbore outcomes

<u>Example: Adjoining drill-string pipes</u>


Existing Product
Near-term Products
Hard-banding
Mid-pipe Coating
Hard-banding
Mid-pipe Coating
Hard-banding

Acquisition target: $2.75M LT RTD
- **33% of 2018 hard-banding revenue mix**
- **Current Market Est: $60M total**

2019 Estimated Revenue : > $3M
- **Second validation test in Q4 2018**
- **Total Available Market Est: $2B**

Opportunity Two – Thin-Walled Production Tubing

Today's RFID tag enclosure solutions fail on thin wall sections given the tag is scraped off the production tubing when run down the well casing



WELLHEAD
CEMENT
CONDUCTOR CASING
CEMENT
SURFACE CASING
CEMENT
INTERMEDIATE CASING
DRILLING MUD
CEMENT
PRODUCTION CASING
PRODUCTION TUBING
WELL ANNULUS
SOIL
AQUIFER
1,000 ft.
2,000
3,000
4,000
5,000
6,000
7,000
8,000
GAS-BEARING ROCK LAYER
Graphic by Al Granberg

Why amorphous metal products?

- **Focus** – utilize a patch of amorphous metal coating to serve as the robust base for a rigidized RFID tag enclosure
- **Benefit** – allows thin-walled, production pipe to be accounted for to avoid utilization beyond it's useful life, causing expensive down hole failures and production stoppages

2019 Estimated Revenue : > $6M
- **Sample evaluation Q2 2018**
- **Pilot evaluation Q3/Q4 2018**
- **Production Q1 2019**
- **Total available market exceeds $1B**



Tubing Test Sample

Quickly Becoming an Operating Company

Core Approach

Capital - Raise up to $7 million for oilfield service company acquisitions and Victory infrastructure development to support large customer demand, customer support, sales & marketing development, key management team buildout, balance sheet management and ongoing working capital for other opportunistic prospects



Grow Current Revenue – Leverage existing Armacor customer base to provide velocity for initial market penetration. Helps complete early adopter customer field testing of mid-pipe coating and RFID enclosure products



Acquisitions - Initial oilfield service company acquisition provides immediate source of revenue from the SCOOP/STACK basin and connects Victory to a large number of major drilling and E&P companies for ongoing revenue expansion opportunity



Channel Development - Utilize the oilfield service company acquisition to engage new customers, grow existing customers and use these relationships to improve product and services capabilities and revenue opportunities



Continuous Improvement - Customer feedback will drive innovation and help us prioritize new strategic oilfield product and service needs that meet customer demands and accelerates Victory growth for IP and open market customer opportunities.



Three-Year Market Opportunity Landscape

TAM – Total Available Market for our initial products (Hard-band products and services, Mid-Pipe Coating and services and RFID enclosure only)
SAM – Served Available Market (TAM that can be reached)
SOM – Share Of Market (VYEY forecast for Permian and Oklahoma basins only)

General O&G Market Assumptions

- Forecast tied to trailing Drilling Info historical well completion data (2014 inclusive)
- Focusing on Horizontals only
- Oil averages ~ $55 per barrel
- Price points: $300 for mid-pipe, $65 for hardbanding and $50 for RFID

	Wells	Apps	$	%
TAM	3,536	3.3M	$582M	100%
SAM	1,662	1.5M	$278M	47%
SOM	199	187K	$33M	5%

Oklahoma Basin Assumptions

- ~ 3,536 completions over next 36 months
- Penetrate 12% of SAM and 5% of TAM

Permian Basin Assumptions

- ~ 8,804 completions over next 36 months
- Penetrate 11% of the SAM and 5% TAM

	Wells	Apps	$	%
TAM	8,804	9M	$1.5B	100%
SAM	4,138	4.2M	$741M	47%
SOM	440	450K	$79M	5%

Note – Forecasted opportunity is based on 2015 through present average historical well count completions for the Top Ten Drilling companies only. Revenue correlations are based on parameters for the Permian and Oklahoma basins and assume no increase in activity from the prior three-year average. Our 2019 through 2021 Total Available Market (TAM) penetration rate of 5% only includes our mid-pipe coating and RFID enclosure .

Source: Drillinginfo well completion data from 2015 to present

Ongoing Foundations for Growth

Exclusive Global License

- Exclusive worldwide, perpetual, royalty free, fully paid up sub-license
  - Rights to all current and future proprietary oil and gas intellectual property innovations provides the basis for more accessible financing
  - Estimated initial 2019 gross revenue opportunity exceeds $20 million, growing to over $100 million end of 2020

Disruptive Technology

- Access to proprietary coatings for friction, torque reduction and corrosion resistance
  - Deeper wells, longer laterals that directly and predicatively enhance the economics of a new well
  - Pipe lasts longer reducing the expensive replacement cycle
  - Technology provides a foundation for development of many new solution categories
- Hardened PipeSense RFID enclosure enables new applications on thin wall sections and related life-cycle SAAS data management services

Product Development

- Coating and hardbanding applications extendable to a wide range of on-shore and off-shore applications including sucker rods, pump systems, refining equipment
- Closely manage IP supported materials qualification process for key customer trial success

Revenue Drivers

- Initially increase revenue and EBITDA through our oilfield service company acquisition by expanding the customer base for all open market and license IP-based products
- Expand fabrication and infrastructure buildout at early-adopter testers to to expand IP and open market products and services sales

Acquisitions

- Embark on an oilfield services company acquisition initiative
  - 1st acquisition target is identified and under LOI
  - Additional acquisitions are envisioned in each of the major U.S. oil and gas exploration basins

Private Placement Overview

- **Capital Raise**
  - $7,000,000 – Anticipated maximum offering amount
  - Victory may engage a FINRA member broker-dealer to act as placement agent
  - Registration statement (Form S-1) to be filed at close of placement
- **Basic Terms**
  - Minimum investment $50,000 tranche
  - Earns common stock and warrant coverage
  - Term – through September 30, 2018 unless extended for an additional 90-days

- **Targeting Private Equity Groups, Family Offices, and Accredited Investors**

PPM Use of Proceeds

$1.4 million – Oilfield Service Company Acquisition

$1.27 million - General Working Capital

$520,000 - Infrastructure Readiness

$300,000 - Marketplace Readiness & Development

$940,000 - Payment of Accrued Liabilities
Liabilities assumed from Aurora partnership divestiture process, AVV transaction expenses and other items

$1,800,000 - Tactical and Strategic Initiatives
- Reserve for opportunistic acquisitions and additional inspection services equipment to grow revenue at targeted oilfield service companies
- Reserve for accelerated large customer demand timeline and channel control

Company Profile

June 15, 2018		$2.00
Stock Data		
Fiscal Year-End:		December 31
Symbol / Exchange:		VYEY/OTCQB
Outstanding Common Shares		28,026,713
Float (available for trading)		582,896
Market Capitalization:		$56,053,426
Average Daily Volume:		82
52wk Range		$1.14 - $9.50
Total Shareholders		1,423
Financial Data	(Audited)	
For the 12 Months Ended	12/31/2017	12/31/2016
Total Revenues	$0	$0
Loss from Continuing Operations	($2,528,703)	($1,907,805)
Income (Loss) from Discontinued Operations	($18,191,583)	$1,206
EPS - Continuing Operations	($2.43)	($2.32)
EPS - Discontinued Operations	($17.50)	$0.00
Furniture & Fixtures, net	$489	$15,990
Oil & Gas Properties, net	$0	$621,343
Intangible Assets	$17,630,000	$0
Capitalization		
	12/31/2017	12/31/2016
Cash & Cash Equivalents	$24,383	$56,456
Working Capital	($1,732,584)	($3,196,633)
Debt	$0	$564,263
Convertible Debt	$896,500	$0
Shareholders' Equity	$15,897,905	($2,428,885)

Security Table Summary

Security	Authorized	Holders	Issued	Outstanding
Common	300,000,000	1,423	28,026,713	28,026,713
Restricted	27,443,817			
Un-restricted	582,896			
Preferred A	200,000	1	68,965	68,965
Preferred D	20,000	1	20,000	10,000
Preferred -Undesignated	9,780,000	0	0	0
Options		3		223,556
Warrants		80		2,379,075

52-Week Stock Price Chart



1 Year
06/15/18
$10.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
July
August
September
October
November
December
2018
February
March
April
May
June
Volume
EDGAR Online

Seasoned Tech and Energy Leadership

Kenneth (Kenny) Hill – Chief Executive Officer

- 34 years of professional experience in business development, capital markets and technology (16 in tech and 10 in E&P)
- Played key role in the development of manufacturing, sales, marketing and Dell online for Dell Technologies from 1985-2001
- Experienced entrepreneur, leader, manager, and mentor with a broad professional background in energy, manufacturing, real estate development, tech, and venture capital
- Business Management and Business Marketing, Southwest Texas State University (now Texas State University); The University of Texas Graduate School of Business Executive Education program; The Aspen Institute; The Center for Creative Leadership

Steve Leach – Chief Operating Officer

- 33 years of experience in operations, product development, business strategy, business development, and capital formation
- CEO of NovaCentrix (nanomaterials products company) and WaterStone ($490 million charitable foundation)
- Held executive positions at Dell Computer/Dell Ventures, Vida Capital, IBM, and Compaq Computer in business development, strategic investments, strategic planning, product marketing, product development, and product engineering/manufacturing
- BS in Mechanical Engineering Texas A&M University

Renee Opelt – Interim Chief Financial Officer

- Accounting and finance executive with 21 years of experience in controllership, SEC and operational reporting, financial planning and analysis, treasury management, internal controls and SOX compliance
- Proven track record of process improvement (Lean/Six Sigma)
- Began career in Big 4 public accounting in the Manufacturing, Retail and Distribution practice at KPMG, LLP in Stamford, CT
- MBA from the University of Hartford, MS in Enterprise Management from Rensselaer Polytechnic Institute, BS in Accounting from the University of Connecticut

Chief Revenue Officer (Identified and ready to join)

- 10 years of concentrated oil & gas and oil & gas technology experience in sales, sales operations, marketing, product development & deployment, business strategy, and business development at a major oil and gas industry data & technology company.
- Experienced in building highly successful new business acquisition, account management, account service, and channel sales teams, managing all aspects of the sales cycles.
- Proven leadership in building cross-functional, cross-departmental teams from the ground up. Successfully led the sales, operational, marketing, product development & deployment charge into several new markets that represented nearly 75% of all revenue booked
- Invested in Learning and Personal Growth: Two BBAs, multiple leadership, professional, and academic certificates from renowned institutions.

Board of Directors

Mr. Julio Herrera started his Oil and Gas career in 1988 with ExxonMobil in Colombia, and then joined British Petroleum in 1992. His 29 years in the energy industry include positions with responsibilities over Alaska, Texas, Wyoming, Angola, Azerbaijan, Scotland, Egypt, Colombia, Mexico, Brazil and the rest of Latin America. At BP, Mr. Herrera held various executive finance and Chief Financial Officer positions across local, national and international divisions.

Mr. Ricardo A. Salas is the President of Armacor Holdings, LLC, an investment holding company for Liquidmetal® Coatings, LLC. Between 2008 and 2015, Mr. Salas served as Executive Vice President and a Director of Liquidmetal Technologies, Inc., a pioneer in developing and commercializing a family of amorphous metal alloys. In 2001, he founded and became CEO of iLIANT Corporation, a health care information technology and outsourcing service provider. Following iLIANT's merger with MED3000 Group, Inc., he continued to serve as a Director of MED3000 Group, Inc. and on its Special Committee leading up to its sale to McKesson Corporation in December of 2012.

Dr. Ronald Zamber (Chairman) is founder, Managing Director and Chairman of Visionary Private Equity Group. He brings more than 20 years of experience in corporate management and business development extending across the public, private and non-profit arenas. Dr. Zamber has helped build profitable companies in healthcare, private and public petroleum E&P, consumer products and Internet technology industries. He is the 2009 recipient of Notre Dame's prestigious Harvey Foster Humanitarian Award.

Mr. Eric Eilertsen - 35-year business experience as chief executive officer, chief operating officer and corporate consultant for a wide range of technical and intellectual property focused companies across the U.S., Canada, China and Europe, including several Fortune 100 companies. Eric is currently the CEO of Liquidmetal Coatings. Formerly co-Founder and President of SmartStory.com, a Silicon Valley startup he helped fund to create the next generation of customer, employee, and patient engagement/e-commerce platform. Also serving on the Arizona Department of Education Career & Technical Education Quality Commission, the Arizona State University Community Council and the Board of Directors for the Global Pathways Institute. Bachelor's degree in Business Administration from the University of Mississippi in Oxford and began his professional career in 1979 with The Procter and Gamble Company. He has held various NASD and SEC licenses and has served as a director on multiple boards since 1985.

Mr. Kenneth (Kenny) Hill was appointed CEO in January 2012, and had previously served as Victory's Vice President and Chief Operating Officer. He was appointed to the Board of Directors in April 2011. He has been active in oil and gas since 2005. Kenny began his business career as one of the original 20 employees of Dell, Inc. and has a unique combination of skills that are ideally suited for this tech focus oilfield service company.

Robert Grenley has over 25 years experience in financial management, business development and entrepreneurial leadership. This financial experience includes 12 years managing early stage organizations with equity capital. Mr. Grenley's broader financial management experience includes over 10 years of direct portfolio management and investment expertise including common and preferred stock, stock options, corporate and municipal bonds as well as syndicated investments and private placements.

Kevin DeLeon is a General Partner and Director of Corporate Strategy for Visionary Private Equity Group, a private equity firm that invests in early stage, high growth companies. Mr. DeLeon has spent more than twenty-five years in global finance, both on the buy and sell side, in New York, London, and Tokyo. For the past decade, his focus has been in natural resources, most recently as Senior Advisor to the Company since February, 2015.

Key Contacts

Victory Oilfield Tech

Kenneth Hill, CEO
Email: Kenny@vyey.com
Phone: (512) 347-7300
Web Site: www.vyey.com



Investor Relations

Firm - Al Petrie Advisors
Contact: Wes Harris, Managing Director
Phone: 281-740-1334
Email: Wes@alpetrie.com
Web Site: www.alpetrie.com

Thank You